UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 27, 2015 (August 24, 2015)

AMERICAN POWER GROUP CORPORATION
(Exact name of Registrant as Specified in its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-13776	71-0724248
(Commission File Number)	(I.R.S. Employer Identification Number)

7 Kimball Lane, Building A
Lynnfield, MA 01940
(Address of Principal Executive Offices, including Zip Code)

(781) 224-2411
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On August 24, 2015, American Power Group Corporation (the “Company”) and its wholly owned American Power Group, Inc. subsidiary (“APGI”) entered into a Secured Financing Agreement (the “Financing Agreement”) with WPU Leasing, LLC (the “Lender”), an accredited institutional investor, the members of which are affiliated with certain members of the Company’s Board of Directors. Pursuant to the Financing Agreement, the Lender committed to loan APGI up to $3,250,000 to fund APGI’s purchases of two additional wellhead gas processing systems. APGI made its initial draw of $1,400,000 under the Financing Agreement on August 24, 2015.

APGI’s borrowings are governed by a Secured Loan Agreement with the Lender and a series of secured promissory notes (each, a “Note” and, together, the “Notes”). The Notes bear interest at the rate of 22.5% per annum, are secured by security interests in the purchased equipment and are guaranteed by the Company. The first Note is repayable in 49 consecutive monthly installments of principal and interest commencing August 31, 2015.

APGI’s rights to draw additional amounts from time to time under the Financing Agreement are subject to the satisfaction of certain conditions, including (i) the continued accuracy of all of the representations and warranties made by APGI and the Company in the Financing Agreement and in all related agreements and documents, (ii) the continued compliance by APGI and the Company with all of their covenants in such agreements, (iii) there not having occurred any breach by APGI or the Company under the Financing Agreement or the Loan Agreement other than breaches that have been waived or cured, and (iv) there not having occurred any material adverse change in the results of operations, assets, business or condition (financial or otherwise) of APGI or of the Company.

Subject to applicable cure periods, amounts due under the Loan Agreement and any Note are subject to acceleration upon certain events of default, including without limitation: (i) any failure of APGI to pay when due any amount owed under the Notes or the Loan Agreement, (ii) any failure by APGI to observe or perform other covenants contained in the Loan Agreement, (iii) the filing of certain bankruptcy and insolvency proceedings by or against APGI or the Company, (iv) any assignment for the benefit of creditors by APGI or the Company or the institution of any levy, attachment or similar proceedings against any property of APGI or the Company held by or deposited with the Lender, (v) the entry of certain monetary judgments against APGI or the Company that are not dismissed or discharged within 30 days, (vi) any material change in the nature of the business carried on by APGI or the Company, except as may be approved by the Lender, and (vii) the determination that any certificate, statement, representation, warranty or financial statement delivered to the Lender by APGI or the Company in connection with the Loan Agreement was false in any material respect at the time as of which such information was delivered.

In the event of any such event of default, the Lender may, in its discretion, (i) terminate its obligation to make further advances under the Financing Agreement, (ii) declare all outstanding obligations under the Notes and the Loan Agreement to be due and payable, including, in addition to the interest payable under the Notes, delinquent interest with respect to amounts due, calculated at a rate per annum equal to the Prime Rate quoted from time to time in The Wall Street Journal plus 4%, (iii) seize the equipment securing the Notes, and (iv) exercise all other rights and remedies provided for under the Uniform Commercial Code. In any such event, APGI and the Company will be obligated to pay all of the reasonable costs and expenses, including reasonable legal fees and expenses, incurred by the Lender in connection with the enforcement of its rights under the Loan Agreement and the Notes.

In consideration of the Lender’s commitments under the Financing Agreement, the Company issued to the Lender’s members warrants (the “Warrants”) to purchase up to the lesser of (i) an aggregate of 3,250,000 shares of the Company’s common stock, $.01 par value per share (“Common Stock”), or (ii) one share of Common Stock for each dollar borrowed by APGI under the Loan Agreement (as the case may be, “Warrant Shares”). The initial exercise price of the Warrants is $0.20 per share. The Warrants will be exercisable for a period of four years from the date of issue and may be exercised on a cashless basis.

In connection with these transactions, the Registration Rights Agreement dated as of June 2, 2015, among the Company and the purchasers of the Company’s Subordinated Contingent Convertible Promissory Notes was amended to add the holders of the Warrants as parties, to the extent that such holders were not already parties to such agreement, and to include the Warrant Shares as “Registrable Securities” thereunder.

In connection with these transactions, the holders of the Company’s 10% Convertible Preferred Stock, the Company’s Series B 10% Convertible Preferred Stock and the warrants issued in connection therewith agreed that the issuance of the Warrants and the Warrant Shares would not trigger adjustments to the conversion price of such preferred stock or to the exercise price of such warrants.

Copies of the agreements and instruments described above will be included as exhibits to the Company’s Annual Report on Form 10-K for the fiscal year ending September 30, 2015. The foregoing description of such exhibits does not purport to be complete and is qualified in its entirety by reference to the full text of each of such exhibits, which are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

See the disclosures set forth in Item 1.01 above, which are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

See the disclosures set forth in Item 1.01 above, which are incorporated herein by reference.

Neither the Warrants issued pursuant to the Financing Agreement nor the Warrant Shares were registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of an exemption from the registration requirements under Section 4(2) of the Securities Act, and such securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. In claiming these exemptions, the Company has relied, with permission, upon the representations and warranties of the Lender contained in the Financing Agreement.

Item 7.01	Regulation FD Disclosure

On August 27, 2015, the Company issued a press release announcing the execution of the Financing Agreement and the transactions contemplated thereby the Purchase Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information contained in Item 7.01 to this Current Report (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that section. The information in this Item 7.01

(including Exhibit 99.1) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.    Description

99.1	Press Release issued by American Power Group Corporation, dated August 27, 2015
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN POWER GROUP CORPORATION

By: /s/ Charles E. Coppa
Charles E. Coppa
Chief Financial Officer

Date: August 27, 2015